Exhibit 99.1

Citrix Updates on Operations Review; Shares Business Model for Fiscal Years 2016 and 2017

Increasing focus on core enterprise strategy of secure and reliable app and data delivery

Providing FY’16 GAAP diluted EPS outlook of $2.64 - $2.82; non-GAAP diluted EPS outlook of $4.40 - $4.50

Targeting 17 percent GAAP operating margin for 2016; at least 28 percent non-GAAP operating margin for 2016; targeting at least 30 percent non-GAAP operating margin for 2017

Announces plans to spin off GoTo businesses into separate company

SANTA CLARA, Calif.--(BUSINESS WIRE)--November 17, 2015--Citrix Systems, Inc. (NASDAQ:CTXS) today announced the initial results of its operations review. The decisions made will allow the company to significantly increase focus on its core enterprise strategy of secure and reliable delivery of applications and data, and consequently build a more efficient, scalable and profitable company. Immediate actions include rationalizing the company’s current product portfolio, realigning and optimizing operations and resources, and a restructuring of its labor force.

Key conclusions and initial plans from the company’s operational review include, but are not limited to:

  A determination that a spinoff of the GoTo family of products into a separate public company is in the best interest of all stakeholders, allowing both companies to enhance its strategic focus and respective competitive positions, while permitting Citrix to improve operational efficiency. Please see news release here for additional detail.
  Plans to increase emphasis and resources to core enterprise products for secure and reliable application and data delivery, including XenApp, XenDesktop, XenMobile, ShareFile and NetScaler. To achieve this focus, the company will end investment in certain other products and programs, in some cases moving technologies into strategic products, in other cases providing an orderly end-of-life to non-core products. The evaluation of all products, technologies, offerings and programs is ongoing, and will focus on enterprise readiness, ability to drive customer value, and growth and profitability prospects.

  A realignment of resources that is expected to eliminate about 1,000 full-time and contract roles, excluding the effect of spinning off the GoTo business. The restructuring will focus on simplification of the company’s enterprise go-to-market motion and roles while improving coverage, reflect changes in the company’s product focus, and balance resources with demand across the company’s marketing, general and administration areas. The majority of these actions will take place in November 2015 and in January 2016.

As a result of these actions, Citrix said it expects to achieve approximately $200 million in annualized pre-tax cost savings, with approximately 75% of those cost savings anticipated to be realized in fiscal year 2016. Citrix currently expects to incur pre-tax charges in the range of approximately $65 million to $85 million related to employee severance arrangements during the fourth quarter of fiscal year 2015 and during fiscal year 2016.

“We are simplifying our business in all areas – product, marketing, sales, operations and development,” said Bob Calderoni, interim CEO and president, and executive chairman. “Focusing on our core strengths and simplifying how we work with customers and partners will help us improve execution, drive higher profit and begin investing for growth in areas in which we provide the greatest customer value.”

Financial Outlook

As a result of these initiatives, for the fiscal year ending December 31, 2016, Citrix management expects to achieve:

  Net revenue growth of one to two percent;
  GAAP operating margin of 17 percent, and non-GAAP operating margin of at least 28 percent, excluding 6 percent related to the effects of stock-based compensation expenses, 3 percent related to the effects of amortization of acquired intangible assets, and 2 percent related to restructuring charges; and,
  GAAP diluted earnings per share in the range of $2.64 to $2.82, and non-GAAP diluted earnings per share in the range of $4.40 to $4.50, excluding $1.16 related to the effects of stock-based compensation expenses, $0.70 related to the effects of amortization of acquired intangible assets, $0.53 related to restructuring charges, $0.21 related to the effects of amortization of debt discount, and $(0.74) to $(1.02) for the tax effects related to these items.

For the fiscal year ending December 31, 2017, Citrix management expects to achieve revenue growth of four to five percent and is targeting non-GAAP operating margin of at least 30 percent.

The above statements are based on current targets, are consolidated and do not account for the spinoff of the GoTo businesses. These statements are forward-looking, and actual results may differ materially.

Conference Call

Citrix will host a conference call today at 4:45 p.m. E.T. to review the results of its operational and strategic review, including the spinoff of the GoTo family. The call will include a slide presentation and participants are encouraged to view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors for approximately 30 days.

About Citrix

Citrix (NASDAQ:CTXS) is leading the transition to software-defining the workplace, uniting virtualization, mobility management, networking and SaaS solutions to enable new ways for businesses and people to work better. Citrix solutions power business mobility through secure, mobile workspaces that provide people with instant access to apps, desktops, data and communications on any device, over any network and cloud. With annual revenue in 2014 of $3.14 billion, Citrix solutions are in use at more than 400,000 organizations and by over 100 million users globally. Learn more at www.citrix.com.

For Citrix Investors

This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix's interim CEO and president and executive chairman, statements contained in the Financial Outlook section and under the Non-GAAP Financial Measures Reconciliation section, and statements regarding management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, risks associated with the on-going CEO search process, transitions in key personnel and succession risk; the completion and timing of the proposed spinoff, the future performance of core Citrix and the GoTo businesses on a standalone basis if the spinoff is completed, the expected strategic, operational and competitive benefits of the proposed spinoff, and the effect of the separation on Citrix, its shareholders, customers, partners and employees; the impact of the global economy, foreign exchange rate volatility and uncertainty in the IT spending environment; the success and growth of the company's product lines, including competition, demand and pricing dynamics and other transitions in the markets for Citrix's virtualization products and collaboration services; the company's ability to develop and commercialize new products and services, including its enterprise mobility products, while growing its established virtualization and networking products and services; disruptions to execution due to Citrix's restructuring programs and actions to be taken as a result of its operational review; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; changes in our revenue mix towards products and services with lower gross margins; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to achieve anticipated cost savings from the restructuring programs and other cost savings initiatives; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; risks and costs associated with engaging with activist stockholders; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of a write-off or impairment of acquired assets, underperforming businesses, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademark or registered trademark of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure, unless the Company has determined that it is unreasonable to do so. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets and debt discount, stock-based compensation expenses, charges associated with the Company’s restructuring programs, and the related tax effect of those items. The Company's basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company's performance and to evaluate and compensate the Company's executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, operating expenses and net income and comparing the Company's financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company's operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

• The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.

• Amortization costs and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

• Although stock-based compensation is an important aspect of the compensation of the Company's employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

• Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be accounted for as separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. The difference between the imputed interest expense and the coupon interest expense, net of the interest amount capitalized, is excluded from management’s assessment of the company’s operating performance because management believes that the exclusion of these charges will better help investors and financial analysts understand the Company's operating results and underlying operational trends.

• The charges incurred in conjunction with the Company's restructuring programs, which relate to reductions in headcount and the consolidation of leased facilities, are not anticipated to be ongoing costs; and, thus, are outside of the normal operations of the Company's business. The Company, therefore, believes that the exclusion of these charges will better help investors and financial analysts understand the Company's operating results and underlying operational trends as compared to prior periods.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company's liquidity. Furthermore, the Company in the future may exclude amortization primarily related to newly acquired intangible assets and debt discount, additional charges related to its restructuring programs, and the related tax effects from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

CITRIX SYSTEMS, INC. Non-GAAP Financial Measures Reconciliation (In thousands, except per share, gross margin and operating margin data - unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

Forward Looking Guidance

For the Twelve
Months Ended
December 31,

2016

GAAP operating margin	16.6%
Add: stock-based compensation	5.6
Add: amortization of intangible assets	3.3
Add: restructuring charges	2.5
Non-GAAP operating margin	28.0%
For the Twelve
Months Ended
December 31,

2016

GAAP earnings per share – diluted	$2.64 to $2.82
Add: adjustments to exclude the effects of expenses related to stock- based compensation	1.16
Add: adjustments to exclude the effects of amortization of intangible assets	0.70
Add: adjustments to exclude the effects of amortization of debt discount	0.21
Add: adjustments to exclude the effects of restructuring charges	0.53
Less: tax effects related to above items	(0.74) to (1.02)
Non-GAAP earnings per share – diluted	$4.40 to $4.50

CONTACT:
Citrix Systems, Inc.
Eric Armstrong, 954-267-2977
eric.armstrong@citrix.com
or
For investor inquiries:
Eduardo Fleites, 954-229-5758
eduardo.fleites@citrix.com